CUSTODY AGREEMENT

OF

AFC BDC INC.

WITH

VALLEY NATIONAL BANK

AFC BDC INC. (the “Company”) hereby establishes a Custody Account (the "Account") with Valley National Bank ("VNB" or “the Custodian”) in accordance with the terms of this agreement, including any attached Schedules (the "Agreement").

The Company fully understands that VNB will act only as a custodian for the Account and that VNB will have no duties other than those specifically set forth in this Agreement.

RECITALS

WHEREAS, the Company is a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Company desires to retain VNB to act as custodian for the Company and each Subsidiary hereafter identified to the Custodian;

WHEREAS, the Company desires that certain of the Company’s Securities (as defined below) and cash be held and administered by the Custodian pursuant to this Agreement in compliance with Section 17(f) of the 1940 Act;

DUTIES: Unless VNB and the Company agree otherwise in writing, VNB shall only make such purchases and sales of securities ("Securities") and other property in the Account (collectively known as "Property") as the Company shall direct. When provided in accordance with the Proper Instructions defined in this Agreement, VNB shall accept the Company’s investment directions without inquiry and shall have no responsibility to review or determine the merit or suitability of any such direction. VNB shall assume no liability for any loss or reduction in the value of any Securities or other Property at any time held in the Account. For clarity, “Securities” means, collectively, the (i) investments, including Loans, acquired by the Company and delivered to the Custodian by the Company from time to time during the term of, and pursuant to the terms of, this Agreement and (ii) all dividends in kind (e.g., non-cash dividends) from the investments described in clause (i). For avoidance of doubt, the term “Securities” includes stocks, shares, bonds, debentures, notes, mortgages, or other obligations and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets.

DUTIES NOT INCLUDED: The Company acknowledges that VNB is not authorized to exercise discretionary authority with respect to the Property in the Account. Unless VNB and the Company otherwise agree in writing, VNB will have no duty:

(a)To supervise the investment of Securities or other Property in the Account; or
(b)To make recommendations as to purchases or sales of any Securities or other
    Property in the Account; or
(c)To advise the Company of any other matters affecting any Securities or other Property in the Account (except as set forth specifically in this Agreement); or
(d)To participate in any legal proceeding relating to the Account or any Securities or other Property in the Account; or
(e)With respect to any Securities as to which a default has occurred, to collect distributions, to give notices, to make demands, or to take other corrective action.

OPENING OF ACCOUNT: VNB will open and maintain a separate account or accounts in the Company’s name, subject only to draft or order by VNB acting pursuant to the terms of this Agreement pursuant to Proper Instructions, as defined in this Agreement.

PROPER INSTRUCTIONS: “Proper Instructions” means instructions (including trade confirmations) received by the Custodian in form acceptable to it, from the Company, or any person duly authorized by the Company, by any of the following forms acceptable to the Custodian:
(a)in writing signed by two (2) Authorized Persons (and delivered by hand, by mail, by overnight courier, or by telecopier);
(b)by electronic mail sent by one Authorized Person with one or more other Authorized Person(s) copied;
(c)such other means as may be agreed upon from time to time by the Custodian and the party giving such instructions, including oral instructions; and
(d)provided that, for any transaction involving cash (e.g., withdrawals, transfers and disbursements) or assets, the Custodian shall confirm that the instruction is authorized by an Authorized Person by telephone call-back at the telephone number designated by the Company. The Authorized Person confirming the instruction shall be a person other than the Authorized Person from whom the Instruction was received.

COLLECTION OF PRINCIPAL: VNB is authorized to receive the principal of all Securities and other Property in the Account that mature, are redeemed or are sold, including stock dividends. VNB will hold all principal in any short term money market fund utilized by VNB, unless and/or until a specific investment vehicle is authorized by the Company in accordance with this Agreement. The Company may deposit other assets with VNB, subject to its approval, and the Company may withdraw Property at any time upon receipt in accordance with Proper Instructions.

All credits to the Account of anticipated proceeds from the sale, redemption, or other disposition of Property in the Account or distributions with respect to Property in the account shall be conditional upon VNB's receipt of final payment of such proceeds and VNB is hereby authorized to reverse such credits to the extent VNB does not receive final payment. In the event VNB, in its sole discretion, advances funds to the Company to facilitate the settlement of any transaction or for any other reason (including overdrafts) or elects to permit the Company to use funds credited to (but not received by) the Account in anticipation of final payment, the Company shall, immediately upon demand, reimburse VNB for such amounts plus interest thereon plus any fees normally charged by VNB for such service.

COLLECTION OF INCOME: VNB is authorized: (a) to receive income on any Securities and other Property in the Account (such as interest and dividends); (b) to hold the income in the Account; and (c) to pay to the Company ☐ all of the income or ☐ $             on the          day of each ☐ month ☐ quarter beginning on             , 20    .

The income will be ☒ credited to the Company’s Valley National Bank checking or other trust department account bearing #            , ☐ mailed to the Company by check at the following address:

or ☐ accumulate awaiting the Company’s instructions. VNB will use its best efforts to collect all dividends, interest and other income to which the Company is entitled and to surrender and deliver Securities and other Property at maturity or when called for payment but VNB shall assume no liability for failing to do so and shall not be obligated to commence or join in any legal proceedings to collect same.

BANK ACCOUNTS AND MANAGEMENT OF CASH: Proceeds from the Securities and other cash received by the Custodian from time to time shall be credited to and held in a physically segregated account (the “Cash Account”). All amounts credited to the Cash Account shall be subject to clearance and receipt of final payment by the Custodian. In the event that the Company shall at any time request a withdrawal of amounts from the Cash Accounts, the Custodian shall be entitled to liquidate, and shall have no liability for any loss incurred as a result of the liquidation of, any investment of the funds credited to such Cash Account as needed to provide necessary liquidity, unless such losses are directly resulting from the Custodian’s negligence, willful misconduct or bad faith and breach of the terms of this Agreement. The Company acknowledges that cash deposited or invested with any bank (including the bank acting as Custodian) may make a margin or generate banking income for which such bank shall not be required to account to the Company. The Custodian shall be authorized to open such additional accounts as may be necessary or convenient for administration of its duties hereunder, with notice to be provided to the Company.

MONEY MARKET INVESTMENTS: Until VNB receives written instructions from me regarding reinvestment or distribution from the sale, redemption, or other disposition of Property in the Account, receipt of dividends, income or interest from any Securities and other property in the Account, VNB shall in its sole discretion invest and reinvest such cash funds in any short term money market vehicle (“Money Market Vehicle(s)”) utilized by VNB;

Or if the Company checks one of the boxes set forth below:

VNB shall invest any available cash in the Money Market Vehicle checked below:

☐    VNB Cash Management Account (the Company acknowledges that any monies in excess of $250,000 (subject to change without notice) that are invested in the VNB Cash Management Account are not insured by the Federal Deposit Insurance Corporation.)

☐    Federated US Treasury Cash Reserve Fund

☐    Total Bank Solutions (TBS) FDIC Insured Fund

Valley National Bank provides administrative services for the Money Market Funds and may receive fees for such services. Such fees shall not reduce VNB’s agreed-upon compensation under the terms of this Agreement.

An investment in Federated Money Market Funds (Funds) is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Federated money market funds seek to preserve the value of the Company’s investment at $1.00 per share, it is possible to lose money by investing in the Funds. While there is no assurance that the Funds will achieve their investment objective, they endeavor to do so by following the strategies and policies discussed in prospectuses available on Federated’s website,

www.federatedinvestors.com. Please consult the website for more information. Past performance is not a guarantee of future results.

PAYMENT OF MONEYS: Upon receipt of Proper Instructions, which may be standing instructions, the Custodian shall pay out from the respective Cash Account designated by the Company (or remit to its agents or its sub-custodian, and direct them to pay out) moneys of the Company on deposit therein in the following cases:

(a)upon the purchase of Securities for the Company pursuant to such Proper Instruction; and such purchase may, unless and except to the extent otherwise directed by Proper Instructions, be carried out by the Custodian:
a.in accordance with the customary or established practices and procedures in the jurisdiction or market where the transactions occur, including delivering money to the seller thereof or to a dealer therefor (or any agent for such seller or dealer) against expectation of receiving later delivery of such Securities; or
b.in the case of a purchase effected through a Securities System, in accordance with the rules governing the operation of such Securities System;
(b)for any other purpose directed by the Company, but only upon receipt of Proper Instructions specifying the amount of such payment, and naming the Person or Persons to whom such payment is to be made.

RECEIPT OF SECURITIES: VNB will hold in a separate account, and physically segregated at all times from those of any other persons, firms or corporations, pursuant to the provisions hereof, all Securities received by it for or for the account of the Company. All such Securities are to be held or disposed of by VNB for, and subject at all times to the instructions of, the Company pursuant to the terms of this Agreement. VNB will have no power or authority to assign, hypothecate, pledge or otherwise dispose of any such Securities and investments, except pursuant to the directive of the Company.

REGISTRATION OF SECURITIES: Any Securities held by the Custodian, its agents or its sub-custodian (other than bearer securities, securities held in a Securities System or securities that are noteless loans or participations) shall be registered in the name of the Company or its nominee; or, at the option of the Custodian (if the Custodian determines it cannot hold such security in the name of the Company), in the name of the Custodian or in the name of any nominee of the Custodian, or in the name of its agents or its sub-custodian or their nominees; or if directed by the Company by Proper Instruction, may be maintained in Street Name. The Custodian, its agents and its sub-custodian shall not be obligated to accept Securities on behalf of the Company under the terms of this Agreement unless such Securities are in Street Name or other good deliverable form.

SECURITY TRANSACTION NOTIFICATION: The Company agrees that the periodic statements VNB provides to the Company on the Account will constitute sufficient notice of investment transactions, even though the Company would otherwise be entitled (without charge) to receive notice within five (5) business days of every purchase or sale.

STATEMENTS: VNB will forward to the Company an electronic statement of income and principal transactions ☒ monthly ☐ quarterly. The Company will be able to access daily summaries of transactions via online access to the custody account.
RECORDS: The Custodian shall create and maintain complete and accurate records relating to its activities under this Agreement with respect to the Securities, cash or other property held for the Company under this Agreement, as required by Section 31 of the 1940 Act, and Rules 31a-1 and 32a-2 thereunder. To the extent that VNB, in its sole opinion, is able to do so, VNB shall provide assistance to the Company (at its reasonable request made from time to time) by providing sub-certifications regarding certain of its services performed hereunder to the Company in connection with its certification requirements pursuant to the Sarbanes-Oxley Act of 2002, as amended. All such records shall be the property of the Company and shall at all times during the regular business hours of VNB be open for inspection by duly authorized officers, employees or agents of the Company (including its independent public accountants) and employees and agents of the Securities and Exchange Commission, upon reasonable request and no less than five Business Days’ prior notice, unless VNB agrees to such shorter time, and at the Company’s expense. VNB shall, at the Company’s request, supply the Company with a tabulation of Securities owned by the Company and held by VNB and shall, when requested to do so by the Company and for such compensation as shall be agreed upon between the Company and VNB, include, to the extent applicable, the certificate numbers in such tabulations, to the extent such information is available to VNB.

Upon reasonable request of a Fund, the Custodian shall provide the Company with a copy of the Custodian’s Service Organizational Control (SOC) 1 reports prepared in accordance with the requirements of AT section 801, Reporting on Controls at a Service Organization (formerly Statement on Standards for Attestation Engagements (SSAE) No. 16). The Custodian shall use commercially reasonable efforts to provide the Company with such reports as the Company may reasonably request or otherwise reasonably require to fulfill its duties under Rule 38a-1 of the 1940 Act or similar legal and regulatory requirements.

HANDLING OF TRANSFERS: Unless VNB and the Company otherwise agree in writing, all transfers (such as purchases, sales and exchanges) of Securities and other Property for the Account will be made in accordance with the Company’s Proper Instructions. VNB will have no obligation to make any purchase for the Account unless there are sufficient funds available in the Account to pay for the purchase. Notwithstanding the provisions set forth for Proper Instructions, if the Company gives instructions to VNB orally, VNB is not required to follow them until they are confirmed to VNB in writing. VNB shall not be responsible for or have any liability whatsoever concerning the delay, failure to consummate or incorrect consummation of any transaction due to (i) insufficient funds, (ii) incomplete instructions, (iii) oral instructions not followed up in writing and signed by the Company, (iv) market fluctuations or (v) any delay whatsoever between the time the Company provided instructions until the time the transaction was completed.

REGISTRATION AND SUBCUSTODIANS: Upon receipt of Proper Instructions, (a) VNB may deposit the Property in the Account with: (i) any domestic or foreign depository or clearing corporation or system that provides handling, clearing, or safekeeping services; (ii) the issuer in non-certificated form; (iii) any Federal Reserve Bank on the Federal Book-Entry System; (iv) any domestic or foreign bank or depository as subcustodian; or (v) any other location that VNB, in its discretion, may deem suitable; and may pay any extraordinary fees and expenses of the foregoing entities from the Account.

(b) VNB may register and/or hold Property in the name of its nominee or the nominee of any domestic or foreign depository, clearing corporation, subcustodian or other entity with which securities may be deposited.

The Custodian’s responsibility with respect to the selection or appointment of a sub-custodian shall be limited to a duty to exercise reasonable care in the selection of such sub-custodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market. With respect to any costs, expenses, damages, liabilities, or claims (including attorneys’ and accountants’ fees) incurred as a result of the acts or the failure to act by any sub-custodian, the Custodian shall take reasonable action to recover such costs, expenses, damages, liabilities, or claims from such sub-custodian; provided that the Custodian’s sole liability in that regard shall be limited to amounts actually received by it from such sub-custodian (exclusive of related costs and expenses incurred by the Custodian).

HOLDING SECURITIES: The Custodian may deposit and maintain securities or other financial assets of the Company in a U.S. Securities System in compliance with the conditions of Rule 17f-4 under the 1940 Act. Upon receipt of Proper Instructions on behalf of the Company, the Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Company and into which account or accounts may be transferred cash or securities and other financial assets, including securities and financial assets maintained in a U.S. Securities System. The Custodian shall hold and physically segregate for the account of the Company all securities and other financial assets held by the Custodian in the United States, including all domestic securities of the Company, other than securities or other financial assets maintained in a U.S. Securities System. The Custodian may at any time or times in its discretion appoint any other bank or trust company, qualified under the 1940 Act to act as a custodian, as the Custodian’s agent to carry out such of the provisions of this Section as the Custodian may from time to time direct. The appointment of any agent shall not relieve the Custodian of any of its duties hereunder. The Custodian may at any time or times in its discretion remove the bank or trust company as the Custodian’s agent.

CUSTODY OF SUBSIDIARY ASSETS: With respect to each Subsidiary identified to the Custodian by the Company, there shall be established at the Custodian a segregated account to which the Custodian shall deposit and hold any Subsidiary Securities (other than Loans) received by it (and any Proceeds received by it in the form of dividends in kind) pursuant to this Agreement, which account shall be designated the “AFC Securities Account” (the “Subsidiary Securities Account”). With respect to each Subsidiary identified to the Custodian by the Company, there shall be established at the Custodian a segregated account to which the Custodian shall deposit and hold any cash Proceeds received by it from time to time from or with respect to Subsidiary Securities or other Proceeds, which account shall be designated the “AFC Cash Proceeds Account” (the “Subsidiary Cash Account”). To the maximum extent possible, the provisions of this Agreement regarding Securities of the Company, the Securities Account and the Cash Account shall be applicable to any Subsidiary Securities, cash and other investment assets, Subsidiary Securities Account and Subsidiary Cash Account, respectively. The parties hereto agree that the Company shall notify the Custodian in writing as to the establishment of any Subsidiary as to which the Custodian is to serve as custodian pursuant to the terms of this Agreement; and identify in writing any accounts the Custodian shall be required to establish for such Subsidiary as herein provided.

INCOME TAX SERVICES: (a) VNB will not perform or arrange for the performance of income tax services for the Account, unless a separate written agreement is entered into between the parties.

(b) The Company shall be solely responsible for the federal, state and local tax consequences, if any, of any action or inaction of VNB in handling the Property of the Account, whether such taxes are imposed upon the income of the Account, the capital gains occurring upon the sale of Securities held in the Account, or otherwise. Nothing in this Agreement shall require VNB to take into account the tax consequences of any contemplated sale, purchase, distribution or other action concerning the Property of the Account, or the income or capital gains which may result therefrom.

(c) All federal, state and local taxes, if any, including any interest and penalties with respect thereto, which may be levied or assessed under existing or future laws upon or in respect of the Account, or the income or capital gains thereof, shall be charged to and paid by the Company and shall not be paid by VNB; provided, however, that nothing in this Section shall prohibit the Company from directing that Property from the Account be sold and/or distributed to assist the Company in paying such tax liabilities, including any interest and penalties thereon, provided such direction comport with the requirements set forth in “Proper Instructions.”

FEES: VNB will be entitled to receive fees for its services under this Agreement in accordance with its published schedule of fees in effect at the time such fees become payable. As of the date of this Agreement, the fees for VNB services provided under this Agreement have been agreed to by VNB and the Company. The Company understands and agrees that VNB can change its schedule of fees upon 90 days prior written notice to me. The Company authorizes VNB to deduct directly from the Account(s) on a quarterly basis all fees, together with all expenses incurred by it in the performance of its services hereunder and all other proper charges, by liquidating shares of any money market investments in the Account.

ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY: The Custodian may, at its
discretion, without express authority from the Company: (a) surrender Securities in temporary form for Securities in definitive form; (b) endorse for collection cheques, drafts and other negotiable instruments; and (c) in general, attend to all nondiscretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the Securities and property of the Company.

CERTAIN NOTICES: Any Proper Instructions shall be given to the addresses (or such other address as either party may designate by written notice to the other party) set forth in the “Notices” provision below. Otherwise, any notices, approvals and other communications hereunder shall be sufficient if made in writing and given to the parties at the following address (or such other address as either of them may subsequently designate by notice to the other), given by (i) certified or registered mail, postage prepaid, (ii) recognized courier or delivery service, (iii) electronic mail or (iv) confirmed telecopier or telex, with a duplicate sent by first class mail, postage prepaid.

DISCRETIONARY CORPORATE ACTION; VOTING: Whenever Securities (including warrants, options, tenders, options to tender or non-mandatory puts or calls) confer optional rights or provide for discretionary action or alternative courses of action, the Company shall be responsible for making any decisions relating thereto and for instructing VNB to act. In order for VNB to act, the Company understands that VNB must receive its instructions at VNB's offices, addressed as VNB may from time to time request, by no later than noon (New Jersey time) at least one business day prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as VNB may specify). Absent VNB's timely receipt of such instructions, VNB shall not be liable for failure to take any action relating to or exercise any rights conferred by such Securities. The Company understands that in order to exercise its right to act concerning Securities that it may own, but may not be registered in its name, VNB may be required to release information about the Company to the company that it has an interest in. VNB shall only release such information if the Company checks the box in the following paragraph that authorizes the release of such information.

VNB will endeavor to notify the Company of such rights and discretionary actions and of the date or dates by which such rights must be exercised or such action must be taken, provided that VNB has received from the issuer or from one of the nationally recognized bond or corporate action services to which VNB subscribes timely notice of such rights or discretionary corporate action and the date or dates by which such rights must be exercised or such action must be taken without indicating the manner in which such proxies are to be voted. In regard to exercising the voting rights in concerning the Securities the Company may own, however registered, by checking the appropriate box below, the Company chooses the following:

X     The Company shall exercise the voting rights with respect to all Securities, however registered. VNB's only duty shall be to mail to the Company, to the extent received by VNB, any documents (including proxy statements, annual reports and signed proxies) relating to the exercise of such voting rights.

     The Company authorizes VNB to make any decisions and take all appropriate action relating to all Securities, however registered. The voting rights are to be exercised by VNB as custodian in its sole discretion in the best interest in the Account in accordance with VNB Trust Department proxy voting procedures that are promulgated from time to time without further instructions or authorization from the Company.

SHAREHOLDER COMMUNICATIONS ACT DISCLOSURE: VNB ☐ may ☐ may not release the Company’s identity to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and the Company. IF NO BOX IS CHECKED, VNB SHALL NOT RELEASE SUCH INFORMATION UNLESS VNB RECEIVES A CONTRARY INSTRUCTION FROM THE COMPANY.

AMENDMENTS AND TERMINATION: The provisions of this Agreement will remain in effect until they are amended in a writing signed by both parties or terminated by written notice from either party to the other not later than sixty (60) days prior to the effective date of termination specified therein. VNB will be entitled to be paid its fees, in accordance with this Agreement and the fee schedule, through the date of distribution of all the Property held in the Account. Upon termination of this agreement, the Company will instruct VNB as to the successor bank that will serve as the new custodian, if applicable. Upon receipt of written instructions from the Company, VNB will transfer all cash and Securities held for the Company at VNB to the successor custodian at the Company’s cost.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY: The Company represents and warrants to the Custodian that:
(a)it has the power and authority to enter into and perform its obligations under this Agreement, and it has duly authorized, executed and delivered this Agreement so as to constitute its valid and binding obligation; and
(b)in giving any instructions which purport to be “Proper Instructions” under this Agreement, the Company will act in accordance with the provisions of its certificate of incorporation and bylaws and any applicable laws and regulations.

REPRESENTATIONS AND WARRANTIES OF THE CUSTODIAN: The Custodian hereby represents and warrants to the Company that:
(a)it is qualified to act as a custodian pursuant to Sections 17(f) and 26(a)(1) of the Investment Company Act of 1940, as amended;
(b)it has the power and authority to enter into and perform its obligations under this Agreement;
(c)it has duly authorized, executed and delivered this Agreement so as to constitute its valid and binding obligations; and
(d)it maintains business continuity policies and standards that include data file backup and recovery procedures that comply with all applicable regulatory requirements.

GOVERNING LAW AND LIABILITIES: (a) This Agreement shall be construed and interpreted according to the substantive laws (and not the choice of law rules) of the State of

New York and shall bind me and my heirs, distributees, legal representatives, successors and assigns; except to the extent such laws are inconsistent with federal securities laws, including the 1940 Act, in which case such federal securities laws shall govern.

(b) The Company will be liable for and will indemnify and reimburse VNB (and any nominee thereof) for and hold VNB (and any such nominee) harmless from and against any and all claims, liabilities, losses and expenses (including reasonable attorneys' fees and expenses) incurred by VNB in connection with or arising from this Agreement, including claims for taxes and other governmental charges and claims asserted by reason of any act or failure to act by VNB (or such nominee), except for such act or failure to act which constitutes negligence or willful misconduct by VNB. VNB may also retain legal counsel whenever in VNB's judgment it is necessary or advisable to do so in connection with the discharge of VNB's duties, and the fees and expenses of such counsel will be paid by the Company or, if the Company does not make such payment, by charging the Account.

(c) VNB shall assume no liability for anything done or omitted to be done by it under this Agreement, or for any loss or injury resulting from VNB’s actions or performance or lack of performance of VNB’s duties hereunder, in the absence of negligence or willful misconduct by VNB. In no event shall VNB be liable: (i) for any loss arising from it acting in accordance with instructions from the Company or any of its agents or representatives; (ii) for any loss that the Company may suffer by reason of any investment decision made or other action taken or omitted to be taken by the Company based upon a recommendation made by VNB, (iii) for any act or failure to act or the solvency of any agent, sub-custodian, clearing corporation or depository or nominee thereof, or of any other third party involved in any transfer, including but not limited to any broker selected to execute any purchase, sale or other transfer, regardless of whether the broker is selected by VNB or the Executors, delivery service or communications company; or (iv) for special or consequential damages.

(d) The Company acknowledges that VNB is not a fiduciary or a trustee for or on the Company’s behalf for any purpose or in any capacity, under any federal, state or local law, including all laws governing trusts. If the Account is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Company further acknowledges that VNB is not a fiduciary (as such term is defined under ERISA) for any purpose with respect to the plan for the benefit of which the Account is maintained, including but not limited to with respect to the Property in the Account, and that VNB shall assume no liability for overall compliance of any Account investments with the requirements of ERISA or any other governing law or documents. The Company represents that its utilization of VNB as custodian of the Account, and any instructions that have been given to VNB with regard to the Account, are consistent with the terms of the applicable underlying plan documents. By signing this Agreement, the Company acknowledges its status as a named fiduciary with respect to the control and management of the Property held in the Account, and agrees to notify VNB in writing promptly of any change in the identity of the named fiduciary with respect to the Account.

(e) The Company understands that when VNB delivers Property against payment, VNB may deliver such Property prior to actually receiving final payment and that, as a matter of bookkeeping convenience, VNB may credit the Account with anticipated proceeds of sale prior to actual receipt of final payment. The risk of non-receipt of payment shall be the Company’s and VNB shall have no liability thereof.

(f) The Company hereby grants to VNB a continuing lien on and security interest in, and pledge to VNB, any and all cash as security for any loans or borrowings from VNB to the Company or on its behalf, or for any advances VNB makes for any purpose under this Agreement, or for any obligations the Company owes to VNB, to the extent that such obligations or advances are not paid within 30 days of invoice by VNB.

(g) The Company shall be responsible for promptly examining each periodic statement received from VNB with respect to the Account and, if an error or omission with respect to the Account can be ascertained from a periodic statement, for submitting to VNB a written claim, exception or objection (collectively, a "Claim") within 30 days after the closing date of the period covered by the first such periodic statement that reflects such error or omission. If the Company does not submit a Claim within such 30-day period, the Company shall conclusively be deemed to have waived any such Claim.

NO JURY TRIAL: In the event of any controversy or dispute which may arise between the parties concerning any transaction or the construction, performance or breach of this Agreement, the parties shall be entitled, as a matter of right, to seek recourse from any Court of competent jurisdiction to hear and resolve disputes between the parties. The parties hereby irrevocably and unconditionally waive the right to a trial by jury in the event of any controversy or dispute which may arise concerning or under the terms and provisions of this Agreement.

CONFIDENTIALITY: All information provided under this Agreement by a party (the “Disclosing Party”) to the other party (the “Receiving Party”) regarding the Disclosing Party’s business and operations shall be treated as confidential. All confidential information provided under this Agreement by Disclosing Party shall be used, including disclosure to third parties, by the Receiving Party, or its agents or service providers, solely for the purpose of performing or receiving the services and discharging the Receiving Party’s other obligations under the Agreement or managing the business of the Receiving Party and its affiliates, including financial and operational management and reporting, risk management, legal and regulatory compliance and client service management. The foregoing shall not be applicable to any information (a) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (b) that is independently derived by the Receiving Party without the use of any information provided by the Disclosing Party in connection with this Agreement, (c) that is disclosed to comply with any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, (d) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct the Custodian or its affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement), or (e) where the party seeking to disclose has received the prior written consent of the party providing the information, which consent shall not be unreasonably withheld.

DATA PRIVACY: The Custodian will implement and maintain a written information security program that contains appropriate security measures to safeguard the personal information of the Funds’ shareholders, employees, directors and officers that the Custodian receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder. The term, “personal information”, as used in this Section, means (a) an individual’s name (first initial and last name or first name and last name), address or telephone number plus (i) Social Security number, (ii) driver’s license number, (iii) state identification card number, (iv) debit or credit card number, (v) financial account number or (vi) personal identification number or password that would permit access to a person’s account, or (b) any combination of any of the foregoing that would allow a person to log onto or access an individual’s account. The term does not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public.

NOTICES: Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally with evidence of delivery, by overnight mail with evidence of delivery, telegraphed or telexed, telecopied with evidence of receipt or sent by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally or by overnight mail, telegraphed or telexed, telecopied or if mailed, two (2) days after the date of mailing, as follows:

        (i)    if to VNB:
            VALLEY NATIONAL BANK
            1195 Hamburg Turnpike
            Wayne, NJ 07470
            Attention: Trust Services
            Telecopy: 973-305-5515

With a copy to:
            VALLEY NATIONAL BANK
            1455 Valley Road
            Wayne, NJ 07470
            Attention: Legal Department
        Telecopy: (973) 305-1605

(ii)    if to the Company:

AFC BDC Inc.
525 Okeechobee Blvd. Suite 1770
West Palm Beach, FL 33401
Attn: Brett Kaufman, CFO

            With a copy to:

Eversheds Sutherland (US) LLP
700 6th Street NW
Washington, DC 20001
Attn: Steve Boehm

ENTIRE AGREEMENT: This is the entire Agreement between the parties, covering everything agreed upon and understood with respect to the Account and any matters referred to herein, and supersedes all prior agreements and understandings, whether oral or written. This Agreement may be executed in any number of counterparts (whether manual, facsimile, .pdf or other electronic signature) and all counterparts taken together shall constitute one and the same instrument.

WAIVERS: The terms and conditions of this Agreement may not be waived unless there is a written instrument signed by the party waiving compliance.

CORRECTION OF DOCUMENTS: If this Agreement contains an error or incorrect terms or was improperly prepared or executed, then in each such case I agree to execute correction documents promptly.

HEADINGS: The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the interpretation of this Agreement.

SPECIAL INSTRUCTIONS:

ACCEPTANCE: The terms of this Account Agreement are hereby accepted.

Signature: _/s/Brett Kaufman_______    Signature:_/s/Christopher M. Kavanagh__________

Name: Brett Kaufman                Name:     Christopher M. Kavanagh

Address: 525 Okeechobee Blvd     Address: 1195 Hamburg Turnpike______________
Suite 1770, West Palm Beach, FL 33401 Wayne, NJ 07470___________________________

Date:    April 1, 2022             Date:        May 3, 2022

Authorized Representative:             Authorized Representative:

Signature: /s/Brandon Hetzel             Signature:________________________________

Name: Brandon Hetzel____________      Name:___________________________________

Address: 525 Okeechobee Blvd_____     Address: _________________________________

Suite 1770 West Palm Beach, FL 33401_ ________________________________________

Date: _May 3, 2022__________________     Date: ____________________________________

Accepted: Valley National Bank

Date:     May 3, 2022                 By:                        _____

Name:

Title:
Account Number: